UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

Pre-Effective Amendment No. ___	☐

Post-Effective Amendment No. 9	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940	☐

Amendment No. 10	☒

 (Check appropriate box or boxes.)

WY Funds File Nos. 333-120624 and 811-21675
(Exact Name of Registrant as Specified in Charter)

5502 North Nebraska Avenue, Tampa, Florida 33604
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code:  1-813-932-2750

Mitch York
Wertz York Capital Management Group, LLC
5502 North Nebraska Avenue, Tampa, Florida 33604
(Name and Address of Agent for Service)

With copy to:
Donald S. Mendelsohn, Thompson Hine LLP
312 Walnut Street, 14th floor
Cincinnati, Ohio 45202

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:
☐ Immediately upon filing pursuant to paragraph (b)
☐  On (date) pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☒ On May 1, 2010 pursuant to paragraph (a)(1)
☐ 75 days after filing pursuant to paragraph (a)(2)
☐ On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
☐  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

THE CORE FUND

PROSPECTUS

Class I shares: SGBFX
Class Y shares: SGBYX

MAY 1, 2010

INVESTMENT OBJECTIVE: A High Level of Income over the Long Term Consistent with the Preservation of Capital

5502 North Nebraska Avenue
Tampa, Florida 33604
866-329-CORE (2673)

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
FUND SUMMARY
Investment Objective
Fees and Expenses of the Fund
Principal Investment Strategies
Principal Investment Risks
Performance
Investment Adviser
Investment Adviser Portfolio Managers
Purchase and Sale of Fund Shares
Tax Information
Payments to Broker-Dealers and Other Financial Intermediaries
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
Investment Objective
Principal Investment Strategies
Principal Investment Risks
Temporary Investments
Portfolio Holdings Disclosure
MANAGEMENT
Investment Adviser
Investment Adviser Portfolio Managers
HOW SHARES ARE PRICED
HOW TO PURCHASE SHARES
HOW TO REDEEM SHARES
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS
DISTRIBUTION OF SHARES
Distributor
Householding
SHAREHOLDER SERVICES PLANS
FINANCIAL HIGHLIGHTS
Notice of Privacy Policy & Practices

FUND SUMMARY

Investment Objective:  The investment objective of The Core Fund is a high level of income over the long term consistent with the preservation of capital.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class I	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None
Redemption Fee (as a % of amount redeemed, if sold within 120 days)	None	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses
Interest Expense	0.10%	0.10%
Other Expenses (Excluding Interest Expense) (1)	0.34%	0.34%
Acquired Fund Fees and Expenses (2)	0.02%	0.02%
Total Annual Fund Operating Expenses	1.46%	1.46%
Fee Waiver (3)	(0.65)%	(0.85)%
Total Annual Fund Operating Expenses After Fee Waiver	0.81%	0.61%

(1) Other Expenses (Excluding Interest Expense) have been restated to reflect current shareholder service fees of 0.25% for each class.

(2)  Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(3) The adviser has contractually agreed to waive fees and/or reimburse expenses through April 30, 2011.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:
Class	1 Year	3 Years	5 Years	10 Years
Class I	$83	$403	$746	$1,714
Class Y	$65	$385	$729	$1,699

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover was 71% of the average value of its portfolio.

Principal Investment Strategies:  The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in U.S. Government securities.  U.S. Government securities are those issued or guaranteed by the U.S. government, its agencies or instrumentalities, as well as asset-backed securities invested in U.S. Government guaranteed loans, money market funds investing primarily in U.S. Government securities and repurchase agreements that are fully collateralized by U.S. Government securities.  Under normal circumstances, the Fund’s portfolio will have a dollar-weighted average effective maturity of no more than 3 years and at least 80% of the Fund’s assets (defined as net assets plus the amount of any borrowing for investment purposes) will be invested in U.S. Government securities.

The adviser ordinarily allocates most of the Fund's assets among relatively higher-yielding sectors of the U.S. Government securities universe, including: (1) mortgage-backed securities, (2) asset-backed securities (including auction rate securities), (3) callable bonds, (4) structured notes, (5) step-up notes and (6) cash equivalents.  Mortgage-backed and asset-backed securities represent an ownership interest in a pool of mortgage loans or other types of loans.  These securities have a relatively higher yield because the borrower has the right to prepay its loan, which makes a security’s maturity uncertain.  Similarly, callable bonds have a relatively higher yield because the borrower has the right to prepay (call) the security prior to its stated final maturity.  Structured notes have interest and/or principal payments indexed to certain interest rates or one or more indices.  Step-up obligations have a coupon rate that “steps-up” periodically and typically are callable.  These securities have higher yields because of the uncertainty of the interest payments and maturity.  However, when the adviser deems it appropriate, the adviser will invest some or all of the Fund's assets in lower-yielding sectors of the U.S. Government universe that are less sensitive to interest rate increases.

The Fund may invest the remainder of its assets in securities other than U.S. Government securities, including mortgage-backed securities, asset-backed securities, money market investments (including money market funds), commercial paper and taxable municipal securities (including auction rate securities).  The Fund may also employ borrowing by using reverse repurchase agreements to make additional investments when the adviser believes investment returns will exceed borrowing costs.

The adviser also seeks to achieve the capital preservation component of the Fund’s objective by maintaining a relatively short weighted average effective maturity and by using a variety of derivative instruments in an attempt to limit (hedge) interest rate risk and reduce the volatility of the Fund’s share price.  The adviser may buy or sell options, futures contracts and options on futures contracts, as well as enter into swap and structured contracts for these purposes.  Generally, the adviser uses these instruments to extend the Fund’s duration when interest rates are expected to decline and to reduce the Fund’s duration when interest rates are expected to rise.  The Fund may also use these instruments to increase the Fund’s income or gain.

In general terms, the adviser buys securities that it believes offer attractive yields and are undervalued relative to other securities of similar quality and interest rate sensitivity.  The adviser sells securities when they no longer meet these criteria, to adjust the asset allocation, or to manage the average effective maturity or duration of the Fund’s portfolio.  The adviser may engage in frequent buying and selling of portfolio securities and futures contracts in seeking to achieve the Fund’s investment objective.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Many factors affect the Fund’s net asset value and performance.

•
Government Risk.  The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest on certain U.S. Government securities owned by the Fund does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate.  In addition, securities issued or guaranteed by federal agencies or instrumentalities may or may not be backed by the full faith and credit of the U.S. Government.

•	Interest Rate Risk. The value of the Fund’s securities will decrease when interest rates rise.

•	Market Risk. The bond market may decrease in value, and it may decrease in value sharply and unpredictably.

•
Management Risk.  The securities selected by the adviser may underperform the bond market or mutual funds with similar investment objectives and strategies.  The adviser may not be successful in limiting the Fund’s interest rate risk.

•
Specific Maturity Risk.  The specific maturities in which the Fund invests may fall in value more than other maturities.  Generally, due to changes in interest rates and other factors, the value of a portfolio of bonds with a longer effective maturity will fluctuate more than the value of a portfolio of bonds with a shorter effective maturity.

•
Prepayment Risk.  The value of the callable, mortgage-backed and asset-backed securities held by the Fund may go down as a result of changes in prepayment rates on the underlying mortgages or consumer loans.  During periods of declining interest rates, prepayment usually increases and the Fund may have to reinvest prepayment proceeds at a lower interest rate.

•
Credit Risk.  The issuer of a fixed income security may not be able to make interest and principal payments when due.  Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

•
Derivative Risk.  The Fund may invest in structured instruments, which are considered derivatives.  The value of derivative securities is dependent upon the performance of underlying securities or indices.  If the underlying securities or indices do not perform as expected, the value of the derivative security may decline.  Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

•
Futures and Options Risk.  The use of options, futures contracts or options on futures contracts for risk management or hedging purposes may not be successful, resulting in losses to the Fund.  In addition, the cost of hedging may reduce the Fund’s returns, and the use of futures and options for investment purposes increases the Fund’s potential for loss.

•
Leverage Risk.  This is the risk associated with securities or practices that multiply small market movements into large changes in value.  Leverage is often associated with investments in derivatives, such as futures and options.  Reverse repurchase agreements, a form of borrowing, are subject to leverage risk.

•
Reverse Repurchase Transaction Risk.  Reverse repurchase transactions also involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.  In the event of bankruptcy or other default by the purchaser, the Fund could experience both delays in repurchasing the portfolio securities and losses.  Reverse repurchase transactions may increase fluctuations in the Fund’s net asset value.

•
Liquidity Risk.  Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price.  If an auction fails for an auction rate security, there may no secondary market for the security and the Fund may be forced to hold the security until the security is refinanced by the issuer or a secondary market develops.

Is the Fund Right for You?

The Fund may be a suitable investment for:
•	Investors seeking a fund with a high level of income over the long term consistent with the preservation of capital
•	Investors seeking to diversify their holdings with bonds and other fixed income securities
•	Investors willing to accept price fluctuations in their investments

Performance

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund.  The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Fund’s inception.  The performance table compares the performance of the Fund’s shares over time to the performance of a broad-based market index.  You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  All returns are for Class I shares, except as otherwise indicated.

Class I shares Annual Total Return (Years ended December 31)

During the period shown in the bar chart, the highest return for a quarter was 1.55% during the quarter ended September 30, 2007, and the lowest return for a quarter was (0.31)% during the quarter ended June 30, 2004.

Performance Table
Average Annual Total Returns
(For periods ended December 31, 2009)
Class I	One Year	Five Years	Since Inception of Predecessor Fund (January 9, 2002)
Return Before Taxes	3.07%	3.61%	2.88%
Return After Taxes on Distributions	1.91%	2.22%	1.70%
Return After Taxes on Distributions and Sale of Fund Shares	1.99%	2.27%	1.76%
One-Year Constant Maturity Treasury Index * (reflects no deductions for fees, expenses or taxes)	0.47%	3.06%	2.56%

Class Y	One Year	Five Years	Since Inception of the Fund (May 1, 2007)
Return Before Taxes	3.22%	N/A	3.92%
One-Year Constant Maturity Treasury Index * (reflects no deductions for fees, expenses or taxes)	0.47%	N/A	1.92%
* One-Year Constant Maturity Treasury Index is composed of U.S. Treasury securities adjusted to a constant maturity of 1 year, as made available by the Federal Reserve Board.

After-tax returns are estimated and were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After tax returns for Class Y shares are not shown and will vary.

Investment Adviser:  Wertz York Capital Management Group, LLC is the Fund’s investment adviser.

Investment Adviser Portfolio Managers:  Mitchell P. York, CFA, Managing Member of the adviser has served the Fund as its Co-Portfolio Manager since it commenced operations in January 2002.  M. Brent Wertz, MBA, Managing Member of the adviser has served the Fund as its Co-Portfolio Manager since it commenced operations in January 2002.  Both Portfolio Co-Managers are primarily responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares:  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request or telephone.  The minimum initial investment in Class I shares is $250,000.  The minimum initial investment in Class Y shares is $30,000,000.  There is a minimum amount of $10,000 for subsequent investment in each share class.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective:

The investment objective of The Core Fund is a high level of income over the long term consistent with the preservation of capital.  The Fund’s investment objective may be changed by the Fund’s Board of Trustees upon 60 days written notice to shareholders.

Principal Investment Strategies:

The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in U.S. Government securities.  U.S. Government securities are those issued or guaranteed by the U.S. government, its agencies or instrumentalities, as well as asset-backed securities invested in U.S. Government guaranteed loans, money market funds investing primarily in U.S. Government securities and repurchase agreements that are fully collateralized by U.S. Government securities.  Treasury securities are direct obligations of the federal government.  Agency securities are debt obligations issued by a federal agency or other government sponsored entity.  Agency securities, which are described more fully below, have different levels of government support.  Under normal circumstances, the Fund’s portfolio will have a dollar-weighted average effective maturity of no more than 3 years and at least 80% of the Fund’s assets (defined as net assets plus the amount of any borrowing for investment purposes) will be invested in U.S. Government securities.

The adviser ordinarily allocates most of the Fund's assets among relatively higher-yielding sectors of the U.S. Government securities universe, including: (1) mortgage-backed securities, (2) asset-backed securities (including auction rate securities), (3) callable bonds, (4) structured notes, (5) step-up notes and (6) cash equivalents.  Mortgage-backed and asset-backed securities represent an ownership interest in a pool of mortgage loans or other types of loans.  These securities have a relatively higher yield because the borrower has the right to prepay its loan, which makes a security’s maturity uncertain.  Similarly, callable bonds have a relatively higher yield because the borrower has the right to prepay (call) the security prior to its stated final maturity.  Structured notes have interest and/or principal payments indexed to certain interest rates or one or more indices.  Step-up obligations have a coupon rate that “steps-up” periodically and typically are callable.  These securities have higher yields because of the uncertainty of the interest payments and maturity.  However, when the adviser deems it appropriate, the adviser will invest some or all of the Fund's assets in lower-yielding sectors of the U.S. Government universe that are less sensitive to interest rate increases.

The adviser expects that a significant portion of the Fund’s portfolio may consist of mortgage-backed securities such as Federal Home Loan Mortgage Corporation (Freddie Mac) and Federal National Mortgage Association (Fannie Mae) certificates.  Government bonds in which the Fund may invest also include securities guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) and asset-backed securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Student Loan Master Trusts), including auction rate asset-backed securities.  Auction rate securities (including auction rate municipal securities) are variable rate securities whose interest rate is reset by Dutch auction, typically every 7, 28, 35 or 49 days.  Prior to each auction, investors submit bids specifying the interest rate at which they will buy or retain the security.  Once all bids are received, the auction agent determines the winning rate and all orders at or below the winning rate are filled.  If the auction fails because there are fewer bids than securities available for sale, the rate automatically will be set at a predetermined maximum rate.

Federal Home Loan Bank Securities. The Federal Home Loan Bank system (“FHLB”) was created in 1932 pursuant to the Federal Home Loan Bank Act.  The FHLB was created to support residential mortgage lending and community investment. The FHLB consists of 12 member banks that are owned by over 8,000 member community financial institutions.  The FHLB provides liquidity for housing finance and community development by making direct loans to these community financial institutions, and through two FHLB mortgage programs, which help expand home ownership by giving lenders an alternative option for mortgage funding.  Each member financial institution (typically a bank or savings and loan) is a shareholder in one or more of 12 regional FHLB banks, which are privately capitalized, separate corporate entities. The FHLB banks are among the largest providers of mortgage credit in the U.S.

The FHLB may issue either bonds or discount notes. The securities, issued pursuant to the Act, are joint and several unsecured general obligations of the FHLB banks. The bonds or discount notes will not limit other indebtedness that the FHLB banks may incur and they will not contain any financial or similar restrictions on the FHLB banks or any restrictions on their ability to secure other indebtedness. Under the Federal Home Loan Bank Act, the FHLB banks may incur other indebtedness such as secured joint and several obligations of the FHLB banks and unsecured joint and several obligations of the FHLB banks, as well as obligations of individual FHLB banks (although current Federal Housing Finance Board rules prohibit their issuance).  Securities issued by the FHLB banks are not obligations of the U.S. government and are not guaranteed by the U.S. government.

Ginnie Mae Certificates.  The Government National Mortgage Association (Ginnie Mae) is a wholly-owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development.  The National Housing Act of 1934, as amended (the “Housing Act”), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (“FHA Loans”), or guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended (“VA Loans”), or by pools of other eligible mortgage loans.  The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee.  Ginnie Mae issues mortgage-backed securities, but does not issue notes or bonds.

The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans:  (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes.  All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four family housing units.

Fannie Mae Certificates.   Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act.  Fannie Mae was originally established in 1938 as a U.S. government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968.  Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending.  Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae certificate entitles the registered holder to receive amounts representing the holder’s pro rata interest in scheduled principal payments and interest payments (at the Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by the Fannie Mae certificate and the holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan.  The full and timely payment of principal and interest on each Fannie Mae certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government.  In order to meet its obligations under such guarantee, Fannie Mae is authorized to borrow from the U.S. Treasury.

Each Fannie Mae certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types:  (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.  Fannie Mae issues mortgage-backed securities and other securities, such as notes and bonds, which may have a variety of structures.

On September 7, 2008, Fannie Mae and Freddie Mac were placed into conservatorship by their new regulator, the Federal Housing Finance Agency.  Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both entities.  No assurance can be given that the initiatives discussed above with respect to the debt and mortgage-backed securities issued by Fannie Mae and Freddie Mac will be successful.

Freddie Mac Certificates.   The Federal Home Loan Mortgage Corporation (Freddie Mac) is a corporate instrumentality of the U.S. government created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”).  Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing.  The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.  Freddie Mac issues mortgage-backed securities and other securities, such as notes and bonds, which may have a variety of structures.

Freddie Mac guarantees to each registered holder of a Freddie Mac certificate the timely payment of interest at the rate provided for by such Freddie Mac certificate, whether or not received.  Freddie Mac also guarantees to each registered holder of a Freddie Mac certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not generally guarantee the timely payment of scheduled principal.  Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for acceleration of payment of principal.  The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.  In order to meet its obligations under its guarantees, Freddie Mac is authorized to borrow from the U.S. Treasury.

Freddie Mac certificates represent a pro rata interest in a group of mortgage loans (a “Freddie Mac certificate group”) purchased by Freddie Mac.  The mortgage loans underlying the Freddie Mac certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to-four family residential properties or multifamily projects.  Each mortgage loan must meet the applicable standards set forth in the FHLMC Act.  A Freddie Mac certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac certificate group.

FDIC Guaranteed or Insured Securities.  Government bonds include securities guaranteed or insured by the FDIC, including securities guaranteed under the FDIC Temporary Liquidity Guarantee Program. Under the FDIC Temporary Liquidity Guarantee Program, the FDIC guarantees the payment of principal and interest on the newly issued senior secured debt of banks, thrift institutions and certain holding companies. The FDIC guarantee of such debt is subject to the full faith and credit of the U.S. government and expires on June 30, 2012 (December 31, 2012 for debt issued on or after April 1, 2009).  The rules governing the FDIC Temporary Liquidity Guarantee Program may be amended and are subject to evolving interpretation by the FDIC.  The Fund may also invest in FDIC insured bank obligations. The FDIC insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $100,000 ($250,000 through December 31, 2013).  The Fund may purchase bank obligations that are fully insured by the FDIC.  Currently, to remain fully insured, these investments must be limited to $100,000 ($250,000 through December 31, 2013) per bank; if the principal amount and accrued interest together exceed $100,000 ($250,000 through December 31, 2013), the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Mortgage-Backed Securities.  Mortgage-backed securities in which the Fund may invest represent participation interests in pools of one-to-four family residential mortgage loans originated by private mortgage originators, as well as multi-family residential loans.  Traditionally, residential mortgage-backed securities have been issued by governmental agencies or instrumentalities such as Ginnie Mae, Fannie Mae, and Freddie Mac.  The Fund intends to invest only in those securities guaranteed by governmental agencies.  The Fund does not intend to invest in commercial mortgage-backed securities.  Non-governmental entities that have issued or sponsored residential mortgage-backed securities offerings include savings and loan associations, mortgage banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

While residential loans do not typically have prepayment penalties or restrictions, they are often structured so that subordinated classes may be locked out of prepayments for a period of time.  However, in a period of extremely rapid prepayments, during which senior classes may be retired faster than expected, the subordinated classes may receive unscheduled payments of principal and would have average lives that, while longer than the average lives of the senior classes, would be shorter than originally expected.

Asset-Backed Securities. Asset-backed securities in which the Fund may invest represent interests in pools of loans originated by private lenders, some of which may be government approved or affiliated lenders.  Typically, an asset-backed security is issued by a special purpose vehicle (“SPV”), such as a business trust or limited liability company, whose value and income payments are derived from and collateralized (i.e. backed) by a specified pool of underlying loans.  The pool of loans is usually a group of small-dollar amount loans taken for the same or similar purpose, such as student loans, car loans, or credit card loans, but could include cash flows from loans on aircraft, royalty payments and movie revenues.  The SPV is created to handle the securitization process including assembling a loan pool that will fit investors’ risk preferences; managing credit risk by, for example, securing insurance policies, guarantees or subordination agreements among holders of classes of securities; and distributing payments from the loans to the security holders.  For example, the Fund may invest in Student Loan Master Trusts which issue securities backed by student loans which are guaranteed, at least in part, by the U.S. Government, a state government or agency or have other features which enhance their credit quality.  The interest rate on asset-backed securities may be fixed or floating as set by a formula such as an interest rate spread over the London Interbank Offered Rate (LIBOR) or an auction process.  The average effective maturity of an asset-backed security tends to be relatively short because of the short term of the underlying loans, loan prepayments or because of a maturity-shortening feature of the securities issued by the SPV, such as sequential repayment of principal to each class of securities.  Generally, the adviser buys asset-backed securities as part of a yield enhancement strategy because asset-backed securities tend to offer higher interest rates and yields than competing securities of similar credit quality and maturity.

Callable Bonds. The Fund purchases agency callable bonds with a short term-to-maturity.  The Fund may also purchase longer term-to-maturity, premium bonds that are priced to the call (i.e., cushion bonds).  These bonds are expected to be called and the premium is amortized to the call date.  Thus they carry an expected maturity much shorter than their stated final maturity (for example 6 months to 2 years).  The Fund defines the maturity of a premium callable bond as its call date.

Structured and Step Up Securities.  The Fund also may invest in structured instruments.  Structured instruments are debt securities issued by agencies and instrumentalities of the U.S. government (such as Fannie Mae and Freddie Mac), banks, municipalities, corporations and other businesses whose interest and/or principal payments are indexed to certain interest rates or one or more other referenced indices.  The interest rate on a structured note will float upward or downward according to the terms of the instrument to reflect changes in interest rates or the referenced indices.  For example, the rate on a structured note may float until a referenced index reaches a certain level, at which time the interest rate will convert to a fixed rate.  The rate will remain fixed either until maturity or until the referenced index reaches another predetermined level.  Conversely, the interest rate initially may be fixed, but will begin to float as a referenced index reaches a certain level.  Structured instruments are commonly considered to be derivatives.

Step-up obligations have a coupon rate that “steps-up” periodically over the life of the obligation.  Step-up obligations typically are callable, meaning that the issuer may buy back the obligation upon exercise of a call option.

Borrowing Using Reverse Repurchase Agreements.  The Fund also may seek to realize additional returns by engaging in reverse repurchase transactions  In a reverse repurchase transaction, the Fund concurrently agrees to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase the same securities at a later date at a mutually agreed upon price.  The repurchase price generally is equal to the original sales price plus interest.  The Fund will use the proceeds of the securities sold to invest in other portfolio securities that the adviser believes will provide a return greater than the interest to be paid pursuant to the reverse repurchase transactions.  The Fund will enter into reverse repurchase transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the adviser.

Other Investments.  The Fund may invest the remainder of its assets in securities other than government bonds, including mortgage-backed securities, money market investments (including money market funds), commercial paper (short-term corporate obligations) and taxable municipal securities (including auction rate municipal securities).  Mortgage-backed securities issued by non-governmental entities are structured similarly to the Fannie Mae and Freddie Mac mortgage pass-through securities described above but are issued by savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  Money market investments include money market funds, investment grade short-term money market instruments (including U.S. Government and agency securities, commercial paper, auction rate securities and other cash equivalents), as well as interests in privately offered entities that invest in short-term money market instruments.  The Fund will incur duplicative management and other fees from investments in money market funds and privately offered entities that invest in money market instruments.

Risk Management. The adviser also seeks to achieve the capital preservation component of the Fund’s objective by maintaining a relatively short weighted average effective maturity and by using a variety of derivative instruments in an attempt to limit (hedge) interest rate risk and reduce the volatility of the Fund’s share price.  The adviser may buy or sell options, futures contracts and options on futures contracts, as well as enter into swap and structured contracts for these purposes.  Generally, the adviser uses these instruments to extend the Fund’s duration when interest rates are expected to decline and to reduce the Fund’s duration when interest rates are expected to rise.  The Fund may also use these instruments to increase the Fund’s income or gain.

Duration is a measure of interest rate risk that is similar to maturity but generally accepted as a more precise measure of interest rate risk.  While there are many variations on the definition of duration, the Fund defines duration as the percentage change in the value of a security caused by a 1% change in interest rates.  For example, a fixed income security with a duration of 2 would be expected to rise in value 2% if interest rates dropped from 4% to 3%.

Interest Rate Futures Contracts and Hedging Techniques.  The Fund’s adviser takes short positions in interest rate futures to manage duration and lower The Core Fund’s weighted average maturity.  Interest rate futures are used to hedge the price risk of longer dated agency bonds that either have long first call dates or for callable bonds that have experienced a decline in the probability of being called.  Interest rate futures are also used to hedge the price risk of mortgage backed bonds that have longer weighted average lives or due to market events, are experiencing slower prepayment speeds (thus extending the weighted average effective maturity).  In addition, the Fund may use financial futures and options, including options on futures contracts, to hedge various investments, for risk management or to increase the Fund’s income or gain.  The Fund may seek to realize additional gains or hedge investments by selling securities short.  A short sale is a transaction in which the Fund sells a security that it does not own in anticipation of a decline in the market price of the security.  To complete the short sale, the Fund must arrange through a broker to borrow the security in order to deliver it to the buyer.  The Fund is obligated to replace the borrowed security by purchasing it at a market price at or prior to the time it must be returned to the lender.

General.  In general terms, the adviser buys securities that it believes offer attractive yields and are undervalued relative to other securities of similar quality and interest rate sensitivity.  The adviser sells securities when they no longer meet these criteria, to adjust the asset allocation, or to manage the average effective maturity or duration of the Fund’s portfolio.  The adviser may engage in frequent buying and selling of portfolio securities and futures contracts to achieve the Fund’s investment objective.

Principal Investment Risks:

•
Government Risk.  The U.S. government’s guarantee of ultimate payment of principal and timely payment of interest on certain U.S. government securities owned by the Fund does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate.  In addition, securities issued or guaranteed by federal agencies or instrumentalities may or may not be backed by the full faith and credit of the U.S. government.  For example, securities issued by Fannie Mae, Freddie Mac and Federal Home Loan Banks are not obligations of, or insured by, the U.S. government.  If a U.S. government agency or instrumentality in which the Fund invests defaults and the U.S. government does not stand behind the obligation, the Fund’s share price or yield could fall.  On September 7, 2008, Fannie Mae and Freddie Mac were placed into conservatorship by their new regulator, the Federal Housing Finance Agency.  Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both entities.  No assurance can be given that the initiatives discussed above with respect to the debt and mortgage-backed securities issued by Fannie Mae and Freddie Mac will be successful.

•
Interest Rate Risk.  The value of the Fund’s investments in fixed income securities and derivatives will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities and derivatives owned by the Fund.  On the other hand, if rates fall, the value of the fixed income securities and derivatives generally increases. Your investment will decline in value if the value of the Fund’s investments decreases when interest rates rise.

•	Market Risk. The bond market may decrease in value, and it may decrease in value sharply and unpredictably.

•
 Management Risk.  The securities selected by the adviser may underperform the bond market or mutual funds with similar investment objectives and strategies.  The adviser may not be successful in limiting the Fund’s interest rate risk.

•
Specific Maturity Risk. The specific maturities in which the Fund invests may fall in value more than other maturities.  Generally, due to changes in interest rates and other factors, the value of a portfolio of securities with a longer effective maturity will fluctuate more than the value of a portfolio of securities with a shorter effective maturity.

•
Prepayment Risk.  The value of the callable, mortgage-backed and asset-backed securities held by the Fund may go down as a result of changes in prepayment rates on the underlying mortgages or consumer loans.  During periods of declining interest rates, prepayment of callable securities and loans underlying mortgage-backed and asset-backed securities usually accelerates.  Prepayment may shorten the effective maturities of these securities, and the Fund may have to reinvest at a lower interest rate.  Similarly, step-up obligations carry the risk that market interest rates may be significantly below the new, stepped-up coupon rate.  If this occurs, the issuer of the obligation likely will exercise the call option, leaving investors with cash to reinvest at lower interest rates.

•
Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund.  In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes.  Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.  Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund.  Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

•
Derivative Risk.  The Fund may invest in structured instruments, which are considered derivatives.  The value of derivative securities is dependent upon the performance of underlying securities or indices.  If the underlying securities or indices do not perform as expected, the value of the derivative security may decline.  Generally, derivatives are more volatile and riskier in terms of both liquidity and value than traditional investments.

•
Futures and Options Risk.  The use of financial futures or options for hedging purposes may not be successful, resulting in losses to the Fund.  In addition, the cost of hedging may reduce the Fund’s returns, and the use of futures and options for investment purposes increases the Fund’s potential for loss.

•
Leverage Risk.  This is the risk associated with securities or practices that multiply small market movements into large changes in value.  Leverage is often associated with investments in derivatives, such as futures and options.  Because they are considered a form of borrowing, reverse repurchase agreements also are subject to leverage risk.  This is because borrowing magnifies the Fund’s potential for gain or loss and, therefore, increases the possibility of fluctuation in the Fund’s net asset value.

•
Reverse Repurchase Transaction Risk.  Reverse repurchase transactions may increase fluctuations in the Fund’s net asset value.  Reverse repurchase transactions also involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.  In the event of bankruptcy or other default by the purchaser, the Fund could experience both delays in repurchasing the portfolio securities and losses.

•
Liquidity Risk.  Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.  If an auction fails for an auction rate security held by the Fund, there may not be a secondary market available for the sale of security and the Fund may be forced to hold the security until the security is refinanced by the issuer or a secondary market develops.

Temporary Investments:  From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions.  For example, the Fund may hold all or a portion of its assets in money market instruments (including short term, high quality taxable municipal securities, which may be auction rate securities), commercial paper, money market funds or repurchase agreements.  If the Fund invests in shares of a money market fund or other investment company, the shareholders of the Fund generally will be subject to duplicative management fees.  As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.  The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure:  A description of the Fund’s policies regarding the release of portfolio holdings information is available in the Statement of Additional Information, which can be requested by calling 1-866-329-CORE (2673).

MANAGEMENT

Investment Adviser:  Wertz York Capital Management Group, LLC, 5502 North Nebraska Avenue, Tampa, Florida 33604, serves as investment adviser to the Fund.  Subject to the authority of the Board of Trustees, the adviser is responsible for management of the Fund’s investment portfolio.  The adviser is responsible for selecting the Fund’s investments according to the Fund’s investment objective, policies and restrictions.  The adviser was established in 2000 for the purpose of advising the Fund and is controlled by Mr. Wertz and Mr. York.  As of December 31, 2009, the adviser managed approximately $416 million in assets.  The adviser pays all of the operating expenses of the Fund except for those mentioned below.

The Fund is authorized to pay the adviser a fee equal to 1.00% of its average daily net assets.  For the fiscal year ended December 31, 2009, the Fund paid the adviser net fees of 0.37%.  Advisory fees were reduced below 1.00% pursuant to an expense limitation agreement.

A discussion of the factors considered by the Board of Trustees in approving the Investment Management Agreement between the Fund and Wertz York Capital Management Group, LLC is available in the Fund’s most recent semi-annual report to shareholders.

The adviser (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

Investment Adviser Portfolio Managers:

Mitchell P. York, CFA, Managing Member of the adviser has served the Fund as its Co-Portfolio Manager since it commenced operations in January 2002.  Mr. York has been a member of the adviser since he co-founded the firm in May 2000.  For the five years prior to the founding of the firm, Mr. York worked as an investment adviser and professional money manager, with the last three years primarily focused on advising and managing portfolios for municipalities.  Mr. York earned a Chartered Financial Analyst (CFA) designation in 1999 and is a member of the CFA Institute and the Financial Analyst Society of Tampa Bay (FASTB).  He was an Investment Advisor Representative of Benton Financial Group, Inc. from March 1997 through June 2000.  From January 1992 through March 1997, he served as a Research Economist with the Center for Transportation Research at the University of South Florida.  Mr. York earned an MA in Economics in 1993 and a BBA in Finance in 1990.

M. Brent Wertz, MBA, Managing Member of the adviser has served the Fund as its Co-Portfolio Manager since it commenced operations in January 2002.  Mr. Wertz has been a member of the adviser since he co-founded the firm in May 2000. Prior to co-founding the adviser in 2000, Mr. Wertz advised and managed portfolios as an Investment Advisor Representative of Benton Financial Group, Inc. from November 1999 through June 2000.  From February 1996 through April 2000, Mr. Wertz raised capital for municipalities as a consultant with Rizzetta & Co., a real estate consulting firm.  Mr. Wertz earned an MBA in 1998 and a BA in Economics and Business in 1991.

The Fund’s Statement of Additional Information provides additional information about the Portfolio Managers’ compensation structure, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of shares of the Fund.

HOW SHARES ARE PRICED

The price you pay for your shares is based on the Fund’s net asset value per share (“NAV”).  The NAV is calculated at the close of trading (normally 4:00 p.m. ET) on each day the New York Stock Exchange is open for business.  The Exchange is closed on weekends, most Federal holidays and Good Friday.  The NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

The Fund’s assets are generally valued at their market value.  If market prices are not available or, in the adviser’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading (but before the NAV is calculated) that materially affects fair value, the adviser may value the Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the adviser may need to price the security using the Fund’s fair value pricing guidelines.  Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors.  Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders.  As a general matter, the Fund’s adviser will value securities and other assets primarily by reference to the public market if there is a public market for securities of the same or similar class; primarily by reference to private transactions if public market references are not available and private transaction reports are available; and primarily by use of any one or more analytic methods or models if public and private market references are not available or not reliable

Requests to purchase and sell shares are processed at the NAV next calculated after the transfer agent receives your order in proper form.

HOW TO BUY SHARES

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Initial Purchase

The Fund offers two classes of shares, Class I and Class Y.  Both Class I and Class Y share classes are designed for institutional investors.  The minimum initial investment in Class I shares is $250,000.  The minimum initial investment in Class Y shares is $30,000,000.  Class I and Class Y shares are sold at net asset value, without the imposition of a sales charge.  However, investors choosing to purchase or redeem their shares through a broker-dealer or other institution may be charged a fee by that institution.

You may purchase shares of the Fund by mail or wiring federal funds from your bank, which may charge you a fee for doing so.  To purchase shares by mail, simply complete the account application, make a check payable to “The Core Fund,” and mail the account application and check to:

Regular Mail:	The Core Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight:	The Core Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202-5207

Your purchase order, in good form and accompanied by payment, will be processed upon receipt by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent (“Transfer Agent”).  If the Transfer Agent receives your order and payment by the close of the regular trading on the NYSE (generally 4:00 p.m. Eastern time (“ET”)), your shares will be purchased at the net asset value per share calculated at the close of the regular trading on that day.  Otherwise, your shares will be purchased at the net asset value determined as of the close of regular trading on the next business day.

All checks must be in U.S. Dollars drawn on a domestic bank.  The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amount of less than $10,000.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  We are unable to accept post dated checks, post date online bill pay checks, or any conditional order or payment.

To open an account by wire, a completed account application is required before your wire can be accepted. You may mail or overnight deliver your account application to the transfer agent.  Upon receipt of your completed application, an account will be established for you.  The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire.  Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied.  Your bank should transmit funds by wire to:

U.S. Bank, National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA #075000022
Credit: U.S. Bancorp Fund Services, LLC
A/C #112-952-137
FFC: The Core Fund
Shareholder Name (Account Title)
Shareholder Account Number

Before sending any wire, please contact the Transfer Agent to advise it of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.

You must provide a signed application to U.S. Bank, National Association at the mailing address provided above.  Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business.  A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund.  Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent.  The Fund presently charges no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

You may purchase additional shares of the Fund (subject to a $10,000 minimum) by wire or check. Your bank wire or check should be sent as outlined above.

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell to any person.  The transfer agent will charge a $25.00 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned.  It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders.  The Fund reserves the right to reject any application.

The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders.  The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter.  It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

Exchanging Fund Shares

Shares of each class of the Fund may be exchanged for shares of the other class.  All exchanges are subject to meeting any investment minimum or eligibility requirements.  The Fund does not charge a fee for this privilege.  The Fund may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

Exchange requests are processed the same business day they are received, provided:

•	The Fund receives the request by 4:00 p.m. ET.
•	You have contacted your financial intermediary, if necessary.
•	All required documentation in proper form accompanies your exchange request.

Generally, an exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

HOW TO REDEEM SHARES

You may receive redemption payments in the form of a check or federal wire transfer.  A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer.   Any charges for wire redemptions will be deducted from the shareholder’s Fund account by redemption of shares.  If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail.  You may redeem any part of your account in the Fund at no charge by mail.  Your request, in proper form, should be addressed to:

Regular Mail:	The Core Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight:	The Core Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202-5207

“Proper form” means your request for redemption must include:

•	The Fund name and account number,
•	Account name(s) and address,
•	The dollar amount or number of shares you wish to redeem.

To be in proper form, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund will require that the signatures be guaranteed if you request the redemption check be mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request.  The Fund may also require that signatures be guaranteed for redemptions of $250,000 or more.  Signature guarantees are for the protection of shareholders.  You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.  For joint accounts, both signatures must be guaranteed.  Please call the transfer agent at 1-866-329-CORE (2673) if you have questions.  At the discretion of the Fund, you may be required to furnish additional legal documents to insure proper authorization.  The Fund will not make checks payable to any person other than the shareholder(s) of record or a financial intermediary for the benefit of the shareholder(s) of record.

By Telephone. You may redeem any part of your account in the Fund by calling the transfer agent at 1-866-329-CORE (2673). You will automatically be granted telephone redemption privileges unless you decline them in writing or indicate in the appropriate section of the account application that you decline this option.  You may redeem a maximum of $250,000 per day by telephone.  Once a telephone transaction has been placed, it cannot be cancelled or modified.  The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine.  However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions.  Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund may terminate the telephone redemption procedures at any time.  During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges.  If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

Redemption Fee. Class Y shareholders that redeem shares within 120 days of purchase will be assessed a redemption fee of 1.00% of the amount redeemed.  The Fund uses a “first in, first out” method for calculating the redemption fee.  This means that shares held the longest will be redeemed first, and shares held the shortest time will be redeemed last.  Systematic withdrawal and/or contribution programs, mandatory retirement distributions, involuntary redemptions of small accounts by the Fund, and transactions initiated by a retirement plan sponsor or participant are not subject to the redemption fee.  The redemption fee is paid directly to and retained by the Fund, and is designed to deter excessive short-term trading and to offset brokerage commissions, market impact, and other costs that may be associated with short-term money movement in and out of the Fund.  Due to operational considerations, certain brokerage firm or intermediaries may not impose a redemption fee.   You should contact your brokerage firm or intermediary for more information on whether the redemption fee will apply to redemptions of your shares.

The Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.   If there is a material change to the Fund’s redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.

Additional Information.  If you are not certain of the requirements for redemption please call the transfer agent at 1-866-329-CORE (2673).  Redemptions specifying a certain date or share price cannot be accepted and will be returned.  You will be mailed the proceeds on or before the fifth business day following the redemption.  Payment for shares redeemed will typically be sent on the business day following your redemption, but no later than the seventh calendar day after receipt of the redemption request by the transfer agent.  If any portion of the shares redeemed represents an investment made by check, the transfer agent may delay the payment of the proceeds until reasonably satisfied that the purchase check has cleared.  This may take up to twelve calendar days from the purchase date.  You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check.  Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates.  The Fund will not accept third-party checks.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days written notice if you are a Class I shareholder and the value of the shares in your account is less than $250,000 due to redemption, or such other minimum amount as the Fund may determine from time to time.  You may increase the value of your shares in the Fund to the minimum amount within the 30-day period.  If you are a Class Y shareholder and the value of the shares in your account is $10,000,000 or less for a period of 30 days or more, the Fund reserves the right to move your shareholder account from Class Y to Class I, but the Fund may waive such right in the Fund’s sole discretion.  Shareholders in Class I are subject to higher net expenses.  All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund.  An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.  Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

The Fund does not intend to redeem shares in any form except cash.  However, if the amount you are redeeming during any 90-day period is over the lesser of $250,000 or 1% of the Fund’s net asset value, pursuant to an election under Rule 18f-1 filed by the Trust on behalf of the Fund, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash.  In the event that an in-kind distribution is made, a shareholder may have difficulty selling securities received from the Fund if they are thinly traded or illiquid, and may incur additional expenses, such as the payment of brokerage commissions, on their sale or other disposition.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages market timing.  Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements.  Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.  The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive.  This policy generally applies to all Fund shareholders.  While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers.  For example, certain accounts called “omnibus accounts” include multiple shareholders.  Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund.  The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so.

The Fund also will impose a redemption fee on Class Y shares redeemed within 120 days of purchase.  For more information, please see “Redemption Fee” in this prospectus.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Dividends and Distributions

The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders.  These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund.  The Fund expects that its distributions will consist primarily of short term capital gains.  If you elect to receive distributions and/or capital gains paid in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s current net asset value, and to reinvest all subsequent distributions.

Taxes

In general, selling or exchanging shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events.  Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold.  Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.  The Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

On the New Account Application Form, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not provide your correct taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend and redemption proceeds.  The current withholding rate is 28%.  Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year.  If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.  Because each investor’s tax circumstances are unique, please consult with your tax adviser about your investment.

This summary is not intended to be and should not be construed to be legal or tax advice.  You should consult your own tax advisors to determine the tax consequences of owning the Fund’s shares.

DISTRIBUTION OF SHARES

Distributor:  Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the distributor for the shares of the Fund.  The distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  Shares of the Fund are offered on a continuous basis by the distributor.  The Fund does not pay any distribution fees, however, the Fund’s adviser compensates the distributor out of it own assets, including its legitimate profits from Fund advisory fees.

Householding:  To reduce expenses, we mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-866-329-CORE (2673) on days the Fund is open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

SHAREHOLDER SERVICES PLANS

The Fund has adopted a shareholder services plan for each share class (collectively, the “Plans”) under which the Fund may incur expenses related to services provided to shareholders.  Payments under each Plan are made to the adviser, which uses them to manage the provision of support services to shareholders of the applicable share class.  The adviser may provide such services directly, or may arrange for such services to be provided by another entity that has a servicing relationship with one or more shareholders.  The amount payable by each class under its Plan is 0.25% of its average daily net assets for the year.  The Plans are compensation plans, which means that payments are made to the adviser regardless of its shareholder servicing expenses actually incurred.  Therefore, payments under a Plan may exceed shareholder service expenses incurred pursuant to the Plan, and the adviser is permitted to retain the excess.  However, payments under the Plans are operating expenses of the Fund that the adviser is obligated to pay under the Investment Management Agreement described above.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you better understand the Fund’s financial performance for the past 5 years, or since commencement of operations.  Certain information reflects results for a single Fund share.  Total return represents the rate you would have earned (or lost) on an investment in Class I and Class Y shares of the Fund, assuming reinvestment of all dividends and distributions.  The information has been audited by the independent registered public accounting firm, Cohen Fund Audit Services, Ltd., whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.  The Fund commenced operations on February 7, 2005, after the reorganization of the Institutional Short-Term Government Bond Fund, a series of AmeriPrime Advisors Trust, into The Core Fund.  Financial highlights presented below for periods prior to February 7, 2005, represent the financial performance of the Institutional Short-Term Government Bond Fund.

THE CORE FUND
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

CLASS I	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005

Net Asset Value,
Beginning of Year	$9.69	$9.83	$9.83	$9.83	$9.83

Investment Operations:
Net investment income	0.25	0.44	0.48	0.39	0.25
Net realized and unrealized gain/(loss) on investments	0.04 (a)	(0.13)	0.00	0.00	0.01
Total from investment operations	0.29	0.31	0.48	0.39	0.26

Distributions from:
Net investment income	(0.31)	(0.45)	(0.48)	(0.39)	(0.26)
Total distributions	(0.31)	(0.45)	(0.48)	(0.39)	(0.26)

Net Asset Value, End of Year	$9.67	$9.69	$9.83	$9.83	$9.83

Total Return	3.07%	3.24%	5.00%	4.05%	2.74%

Ratio/Supplemental Data
Net assets, end of period (in 000's)	$5,819	$29,205	$46,339	$172,509	$224,590
Ratio of expenses to average net assets:
Before fee waiver (Including interest expense)	1.19%	1.89%	1.51%	1.01%	1.40%
Before fee waiver (Excluding interest expense)	1.09%	1.06%	1.03%		1.00%
After fee waiver (Including interest expense)	0.79%	1.49%	1.05%	0.51%	0.89%
After fee waiver (Excluding interest expense)	0.69%	0.66%	0.57%		0.49%
Ratio of net investment income to average net assets:
Before fee waiver	2.74%	4.19%	4.31%	3.47%	2.09%
After fee waiver	3.14%	4.59%	4.78%	3.97%	2.60%
Portfolio turnover rate	71%	62%	183%	81%	141%

(a) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period.  It does not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuations in share transactions in the period.

THE CORE FUND
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

CLASS Y	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Period Ended December 31, 2007 (a)

Net Asset Value, Beginning of Period	$9.70	$9.84	$9.82

Investment Operations:
Net investment income	0.33	0.48	0.33
Net realized and unrealized gain (loss) on investments	(0.02)	(0.14)	0.03
Total from investment operations	0.31	0.34	0.36

Distributions from:
Net investment income	(0.34)	(0.48)	(0.34)
Total distributions	(0.34)	(0.48)	(0.34)

Net Asset Value, End of Period	$9.67	$9.70	$9.84

Total Return	3.22%	3.49%	3.72% (b)

Ratio/Supplemental Data
Net assets, end of period (in 000's)	$176,401	$160,160	$68,164
Ratio of expenses to average net assets:
Before fee waiver (Including interest expense)	1.19%	1.89%	2.25% (c)
Before fee waiver (Excluding interest expense)	1.09%	1.06%	1.03% (c)
After fee waiver (Including interest expense)	0.54%	1.24%	1.60% (c)
After fee waiver (Excluding interest expense)	0.44%	0.41%	0.38% (c)
Ratio of net investment income to average net assets:
Before fee waiver	2.74%	4.19%	4.48% (c)
After fee waiver	3.39%	4.84%	5.13% (c)
Portfolio turnover rate	71%	62%	183%

(a) For the period of May 1, 2007 (commencement of operations) to December 31, 2007.
(b) Not annualized
(c) Annualized

NOTICE OF PRIVACY POLICY & PRACTICES

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources.  In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects.  The Fund collects the following nonpublic personal information about you:

•
Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

•
Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses.  The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law.  The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security.  The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Several additional sources of information are available to you.  The Statement of Additional Information (“SAI”), incorporated into this Prospectus by reference, contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates.  Annual and semi-annual reports contain management’s discussion of market conditions and investment strategies that significantly affected the Fund’s performance results as of the Fund’s latest semi-annual or annual fiscal year end.

Call the Fund at 1-866-329-CORE (2673) or visit www.corefund.net to request free copies of the SAI, the annual report and the semi-annual report, to request other information about the Fund and to make shareholder inquiries.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (the “SEC”) Public Reference Room in Washington, D.C.  Call the SEC at 1-202-942-8090 for room hours and operation.  You also may obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act File No. 811-21675

WY Funds
The Core Fund

STATEMENT OF ADDITIONAL INFORMATION

MAY 1, 2010

This Statement of Additional Information (“SAI”) is not a prospectus.  It should be read in conjunction with the Fund’s current Prospectus dated May 1, 2010.  A free copy of the Prospectus and supplement can be obtained by writing the transfer agent at U.S. Bancorp Fund Services, LLC, P.O. Box 701 Milwaukee, WI 53201-0701, or by calling 1-866-329-CORE (2673).

DESCRIPTION OF THE TRUST AND THE FUND

The Core Fund (the “Fund”) was organized as a diversified series of the WY Funds (the “Trust”) on October 20, 2004.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 20, 2004 (the “Trust Agreement”).  Prior to February 7, 2005, the Fund was a series of AmeriPrime Advisors Trust.  The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series.  The Fund is the only series of the Trust currently authorized by the Trustees.  The investment adviser to the Fund is Wertz York Capital Management Group, LLC (the “Adviser”).

The Fund does not issue share certificates.  All shares are held in non-certificate form registered on the books of the Fund and the Fund’s transfer agent for the account of the shareholder.  Each share of the series represents an equal proportionate interest in the assets and liabilities belonging to the series with each other share of the series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the series into a greater or lesser number of shares of the series so long as the proportionate beneficial interest in the assets belonging to the series and the rights of shares of the series are in no way affected.  In case of liquidation of the series, the holders of shares of the series will be entitled to receive a distribution out of the assets, net of the liabilities, belonging to the series.  Expenses attributable to the series are borne by the series.  Expenses attributable to a specific class are borne by the class.  All other expenses of the Fund are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the Fund.  Any general expenses of the Trust not readily identifiable as belonging to any series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.  No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust.  The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns; provided that as to any matter which the Trustees have determined affects only the interests of one class, only the holders of shares of the affected class shall be entitled to vote thereon.  All shares of the Fund have equal voting rights and liquidation rights.  The Declaration of Trust can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected.

For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Prospectus.  For a description of the methods used to determine the share price and value of the Fund’s assets, see “Determination of Net Asset Value” in the Prospectus and “Determination of Share Price” in this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

This section contains a discussion of some of the investments the Fund may make and some of the techniques the Fund may use.

A. U.S. Government Securities.  The Fund may invest in U.S. government securities.  These securities may be backed by the credit of the government as a whole or only by the issuing agency.  U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities.  Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation (Freddie Mac), are supported only by the credit of the agency that issued them, and not by the U.S. government.  Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (Fannie Mae) are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

The Fund's investments in U.S. Government securities may include agency step-up obligations.  These obligations are structured with a coupon rate that "steps-up" periodically over the life of the obligation.  Step-up obligations typically contain a call option, permitting the issuer to buy back the obligation upon exercise of the option.  Step-up obligations are designed for investors who are unwilling to invest in a long-term security in a low interest rate environment.  Step-up obligations are used in an attempt to reduce the risk of a price decline should interest rates rise significantly at any time during the life of the obligation.  However, step-up obligations also carry the risk that market interest rates may be significantly below the new, stepped-up coupon rate.  If this occurs, the issuer of the obligation likely will exercise the call option, leaving investors with cash to reinvest.  As a result, these obligations may expose the Fund to the risk that proceeds from a called security may be reinvested in another security paying a lower rate of interest.

B. Mortgage-Backed Securities.  Mortgage-backed securities represent participation interests in pools of one-to-four family residential mortgage loans originated by private mortgage originators.  Traditionally, residential mortgage-backed securities have been issued by governmental agencies such as the Ginnie Mae, Fannie Mae and Freddie Mac.  The Fund does not intend to invest in commercial mortgage-backed securities.  Non-governmental entities that have issued or sponsored residential mortgage-backed securities offerings include savings and loan associations, mortgage banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

While residential loans do not typically have prepayment penalties or restrictions, they are often structured so that subordinated classes may be locked out of prepayments for a period of time.  However, in a period of extremely rapid prepayments, during which senior classes may be retired faster than expected, the subordinated classes may receive unscheduled payments of principal and would have average lives that, while longer than the average lives of the senior classes, would be shorter than originally expected.  The types of residential mortgage-backed securities in which the Fund may invest may include the following:

Guaranteed Mortgage Pass-Through Securities.  The Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by the U.S. government and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities.  Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates.  Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.  The guaranteed mortgage pass-through securities in which the Fund will invest are those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac.

Private Mortgage Pass-Through Securities.  Private mortgage pass-through securities (“Private Pass-Throughs”) are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  Private Pass-Throughs are usually backed by a pool of conventional fixed rate or adjustable rate mortgage loans.

Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement.

Collateralized Mortgage Obligations.  CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities.  Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or Private Pass-Throughs (such collateral collectively hereinafter referred to as “Mortgage Assets”).

Multi-class pass-through securities are equity interests in a fund composed of Mortgage Assets.  Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities.  Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities.  CMOs may be sponsored by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  Under current law, every newly created CMO issuer must elect to be treated for federal income tax purposes as a Real Estate Mortgage Investment Conduit (a “REMIC”).

In a CMO, a series of bonds or certificates is issued in multiple classes.  Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date.  Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates.  Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis.  The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways.  In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

The Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds).  Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class.  These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its payments of a specified amount of principal on each payment date.

C. Ginnie Mae Certificates.  Ginnie Mae is a wholly-owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development.  The National Housing Act of 1934, as amended (the “Housing Act”), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (“FHA Loans”), or guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended (“VA Loans”), or by pools of other eligible mortgage loans.  The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee.

The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans:  (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes.  All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four family housing units.

D. Fannie Mae Certificates.  Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act.  Fannie Mae was originally established in 1938 as a U.S. government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968.  Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending.  Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae Certificate entitles the registered holder thereof to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan.  The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government.  In order to meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types:  (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

E. Freddie Mac Certificates.  Freddie Mac is a corporate instrumentality of the U.S. government created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”).  Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing.  The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received.  Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not generally guarantee the timely payment of scheduled principal.  Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for acceleration of payment of principal.  The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac.  The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to-four family residential properties or multifamily projects.  Each mortgage loan must meet the applicable standards set forth in the FHLMC Act.  A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

F. Federal Home Loan Bank Securities.  The Federal Home Loan Bank system (“FHLB”) was created in 1932 pursuant to the Federal Home Loan Bank Act.  The FHLB was created to support residential mortgage lending and community investment. The FHLB consists of 12 member banks which are owned by over 8,000 member community financial institutions.  The FHLB provides liquidity for housing finance and community development by making direct loans to these community financial institutions, and through two FHLB mortgage programs, which help expand home ownership by giving lenders an alternative option for mortgage funding.  Each member financial institution (typically a bank or savings and loan) is a shareholder in one or more of 12 regional FHLB banks, which are privately capitalized, separate corporate entities. Federal oversight, in conjunction with normal bank regulation and shareholder vigilance, assures that the 12 regional Banks will remain conservatively managed and well capitalized. The FHLB banks are among the largest providers of mortgage credit in the U.S.

The FHLB is also one of the world’s largest private issuers of fixed-income debt securities, and the Office of Finance serves as the FHLB’s central debt issuance facility. Debt is issued in the global capital markets and the funds are channeled to member financial institutions to fund mortgages, community development, and affordable housing.

Securities issued by the FHLB are not obligations of the U.S. government and are not guaranteed by the U. S. government.  The FHLB may issue either bonds or discount notes. The securities, issued pursuant to the Act, are joint and several unsecured general obligations of the FHLB banks. The bonds or discount notes will not limit other indebtedness that the FHLB banks may incur and they will not contain any financial or similar restrictions on the FHLB banks or any restrictions on their ability to secure other indebtedness. Under the Federal Home Loan Bank Act, the FHLB banks may incur other indebtedness such as secured joint and several obligations of the FHLB banks and unsecured joint and several obligations of the FHL Banks, as well as obligations of individual FHLB banks (although current Federal Housing Finance Board rules prohibit their issuance).

G. STRIPS.  The Federal Reserve creates STRIPS  (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities.  To the extent the Fund purchases the principal portion of the STRIP, the Fund will not receive regular interest payments.  Instead they are sold at a deep discount from their face value.  The Fund will accrue income on such STRIPS for tax and accounting purposes, in accordance with applicable law, which income is distributable to shareholders.  Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other Fund securities to satisfy its distribution obligations.  Because the principal portion of the STRIP does not pay current income, its price can be very volatile when interest rates change.  In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIP’s purchase price and its face value.

H. Zero Coupon Securities.  Zero coupon securities are debt securities issued or sold at a discount from their face value which do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date).  These involve risks that are similar to those of other debt securities, although they may be more volatile, and certain zero coupon securities move in the same direction as interest rates.  The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer.  Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons.  The market prices of zero coupon securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit qualities.

I. Asset-Backed and Receivable-Backed Securities.  The Fund may invest in asset-backed and receivable-backed securities.  Asset-backed and receivable-backed securities are undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) held in a trust.  Payments of principal and interest are passed through to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination.  The degree of credit enhancement varies, but may amount to only a fraction of the asset-backed or receivable-backed security’s par value until exhausted.  If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans.  The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution or other entity providing the credit enhancement.  Asset-backed and receivable-backed securities are ultimately dependent upon payment of consumer loans by individuals, and the certificate holder generally has no recourse against the entity that originated the loans.  The underlying loans are subject to prepayments which shorten the securities’ weighted average life and may lower their return.  As prepayments flow through at par, total returns would be affected by the prepayments:  if a security were trading at a premium, its total return would be lowered by prepayments, and if a security were trading at a discount, its total return would be increased by prepayments.

J. Financial Services Industry Obligations.

(1) Certificate of Deposit.  Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

(2) Time Deposits.  Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate.

(3) Bankers’ Acceptances.  Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

K. Repurchase Agreements.  The Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. government or by agencies of the U.S. government (“U.S. Government Obligations”).  A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government Obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than 7 days from the date of purchase).  Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement.  In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value.  However, the Fund intends to enter into repurchase agreements only with the custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy.  The Adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase agreements.

L. Investment In Relatively New Issues. The Fund may invest in the debt securities of selected new issuers (i.e., those having continuous operating histories of less than three years).  If the Fund invests in debt securities of new issuers, it will only be in those issues where the Adviser believes there are strong contractual protections for the holder.  If issuers meet the investment criteria discussed above, the Fund may invest in securities without respect to the age of the issuer.  Investments in new issuers may carry special risks and may be more speculative because such companies are relatively unseasoned.  Such companies may also lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable.  Those companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

M. Loan Participations and Assignments.  The Fund may invest in fixed and floating rate loans arranged through private negotiations between a borrower and one or more lending institutions, which may be in the form of participations in loans (“Participations”) and assignments of portions of loans from third parties (“Assignments”).  Participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower.  The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower.  In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the Participation.  As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation.  In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.  The Fund will acquire Participations only if the lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy.  When the Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan; however, since Assignments are arranged through private negotiations between the potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning lender.

The Fund may have difficulty disposing of Assignments and Participations.  The liquidity of such securities is limited and the Fund anticipates that such securities could only be sold to a limited number of institutional investors.  The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Fund’s ability to dispose of particular Assignments or Participations when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.  The lack of a liquid secondary market for Assignments and Participations also may make it more difficult in valuing the Fund and, therefore, calculating the net asset value per share of the Fund.  All Assignments and Participations shall be considered to be illiquid securities by the Fund.  The investment by the Fund in illiquid securities, including Assignments and Participations, is limited to a total of 15% of its net assets.

N. Securities Lending.  The Fund may make long and short term loans of its portfolio securities to parties such as broker-dealers, banks, or institutional investors.  Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income.  Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied, should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser.  Furthermore, they will only be made if, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

The Adviser understands that it is the current view of the staff of the Securities and Exchange Commission that the Fund may engage in loan transactions only under the following conditions:  (1) the Fund must receive 100% collateral in the form of cash, cash equivalents (e.g., U.S. Treasury bills or notes) or other high grade liquid debt instruments from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest.  Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

O. Borrowing.  The Fund is permitted to borrow money up to one-third of the value of its total assets for the purpose of investment as well as for temporary or emergency purposes.  The SEC considers reverse purchase transactions to be borrowings under the Investment Company Act of 1940, as amended (the “1940 Act”).  Borrowing for the purpose of investment is a speculative technique that increases both investment opportunity and the Fund’s ability to achieve greater diversification.  However, it also increases investment risk.  Because the Fund’s investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, the Fund’s net asset value may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value.  In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds.  Also, during times of borrowing under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

P. Leveraging. Leveraging the Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations.  For example, leveraging may exaggerate changes in the net asset value of the Fund’s shares and in the yield on the Fund’s portfolio.  Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding.  Leveraging will create interest expenses for the Fund which can exceed the income from the assets retained.  To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund’s net income will be greater than if leveraging were not used.  Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to shareholders will be reduced.

Q. Financial Instruments.  The Fund may utilize various other investment instruments and strategies as described below to hedge interest rate risk, manage risk or increase the Fund's income.  Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

The Fund may purchase and sell financial futures and options contracts, including options on futures contracts, and enter into interest rate transactions such as swaps (collectively, “Financial Instruments Transactions”).  Options on futures contracts the Fund may purchase and sell (write) include covered and uncovered put and call options on futures contracts (short sales of options on futures contracts are treated as writing uncovered options on futures contracts for these purposes).  Financial Instruments may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio resulting from interest rate fluctuations.  Financial Instruments also may be used to generate income or gain for the Fund.  Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Financial Instrument is a function of numerous variables including market conditions.  The ability of the Fund to utilize these Financial Instruments successfully will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured.  The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

Financial Instruments have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of such Financial Instruments would result in losses greater than if they had not been used.  The use of futures transactions, including options on futures contracts, entails certain other risks.  In particular, if a futures transaction is used for hedging, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund’s position.  In addition, futures markets may not be liquid in all circumstances.  As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all.  The use of futures transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, but will tend to limit any potential gain which might result from an increase in value of such position.  Losses resulting from the use of Financial Instruments would reduce net asset value, and possibly income, and such losses can be greater than if the Financial Instruments had not been utilized.

General Characteristics of Futures.  Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below.  The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount).

The Fund’s use of financial futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging purposes.  Typically, maintaining a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances).  The Fund may be required to deposit additional cash or assets (variation margin) thereafter on a daily basis as the mark-to-market value of the contract fluctuates.  Futures contracts are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price or that delivery will occur.  The segregation requirements with respect to futures contracts are described below.

General Characteristics of Options. The Fund may write (sell) covered call options and covered put options and purchase call and put options.  The purpose of engaging in options transactions is to reduce the effect of price fluctuations of the securities owned by the Fund (and involved in the options) on the Fund's net asset value per share and to generate additional revenues.

A covered call option is an option sold on a security owned by the seller of the option in exchange for a premium.  A call option gives the purchaser of the option the right to buy the underlying securities at the exercise price during the option period.  If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. The seller's obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option.  Call options on securities which the Fund sells (writes) will be covered or secured, which means that the Fund will own the underlying security or, to the extent it does not hold such a portfolio, will maintain a segregated account with the Fund’s custodian consisting of high quality liquid debt obligations equal to the market value of the option, marked to market daily.  When the Fund writes a covered call option it profits from the premium paid by the buyer, but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price.  At the same time, the seller retains the risk of loss from a decline in the value of the underlying security during the option period.  Although the seller may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the seller.  If such an option expires unexercised, the seller realizes a gain equal to the premium received.  Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period.  If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the seller.

When the Fund sells a covered put option, it has the obligation to buy, and the purchaser of the put the right to sell, the underlying security at the exercise price during the option period.  To cover a put option, the Fund deposits U.S. government securities (or other high-grade debt obligations) in a segregated account at its custodian.  The value of the deposited securities is equal to or greater than the exercise price of the underlying security. The value of the deposited securities is marked to market daily and, if necessary, additional assets are placed in the segregated account to maintain a value equal to or greater than the exercise price. The Fund maintains the segregated account so long as it is obligated as the seller. The obligation of the Fund is terminated when the purchaser exercises the put option, when the option expires or when a closing purchase transaction is effected by the Fund.  The Fund's gain on the sale of a put option is limited to the premium received plus interest earned on its segregated account. The Fund's potential loss on a put option is determined by taking into consideration the exercise price of the option, the market price of the underlying security when the put is exercised, the premium received and the interest earned on its segregated account. Although the Fund risks a substantial loss if the price of the security on which it has sold a put option drops suddenly, it can protect itself against serious loss by entering into a closing purchase transaction. The degree of loss will depend upon the Fund's ability to detect the movement in the security's price and to execute a closing transaction at the appropriate time.

The Fund may purchase put options to protect against declines in the market value of portfolio securities or to attempt to retain unrealized gains in the value of portfolio securities. Put options might also be purchased to facilitate the sale of portfolio securities.  The Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. Upon the purchase of the securities, the Fund would normally terminate the call position.  The purchase of both put and call options involves the risk of loss of all or part of the premium paid.  If the price of the underlying security does not rise (in the case of a call) or drop (in the case of a put) by an amount at least equal to the premium paid for the option contract, the Fund will experience a loss on the option contract equal to the deficiency.

Interest Rate Swaps. The Fund may invest in interest rate swaps.  Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest; for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.

The Fund will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  Inasmuch as these interest rate swaps are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions.  The Fund will not enter into any interest rate swap unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least “A” by S&P or Moody’s or has an equivalent rating from a nationally recognized statistical rating organization (NRSRO) or is determined to be of equivalent credit quality by the Adviser.  If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid.

Interest Rate Futures.  The Fund might sell interest rate futures contracts in order to hedge against an anticipated rise in interest rates that might cause the value of the Fund’s portfolio securities to decline.  When hedging of this character is successful, any depreciation in the value of the hedged portfolio securities will be substantially offset by an increase in the Fund’s equity in the interest rate futures position.  Alternatively, an interest rate futures contract may be purchased when the Fund anticipates the future purchase of a security but expects the rate of return then available in the securities market to be less favorable than rates currently available in the futures markets.

Use of Segregated and Other Special Accounts. Many Financial Instruments, in addition to other requirements, require that the Fund segregate liquid high-grade assets with its custodian to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency.  In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restriction, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian.  The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.

In the case of a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.  Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlement with respect to each swap on a daily basis and will segregate an amount of cash or liquid high-grade securities having a value equal to the accrued excess.

Call and put options will be covered or secured as discussed above under General Characteristics of Options.

Financial Instruments may be covered by other means when consistent with applicable regulatory policies.  The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related Financial Instruments.  Financial Instruments may also be offset in combinations.  If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

Regulation as a Commodity Pool Operator.  The Trust, on behalf of the Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund's operation.  Accordingly, the Fund is not subject to registration or regulation as a commodity pool operator.

R. Municipal Securities.  The Portfolio may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities.  Although the interest earned on many municipal securities is exempt from federal income tax, the Fund may invest in taxable municipal securities.

Municipal securities share the attributes of a debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which the Portfolio may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Under the Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

S. Short Sales.  The Fund may seek to realize additional gains or hedge investments by selling a security short.  A short sale is a transaction in which the Fund sells a security that it does not own in anticipation of a decline in the market price of the security.  To complete the short sale, the Fund must arrange through a broker to borrow the security in order to deliver it to the buyer.  The Fund is obligated to replace the borrowed security by purchasing it at a market price at or prior to the time it must be returned to the lender.  The price at which the Fund is required to replace the borrowed security may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to repay the lender any dividends or interest attributable to the borrowed security that may accrue during the period of the loan.  To borrow the security, the Fund may be required to pay a premium, which would increase the cost of the security sold.  Until the short position is closed out, the Fund also will incur transaction costs.

The net proceeds of the short sale plus any additional cash collateral will be retained by the broker to the extent necessary to meet margin requirements and provide a collateral cushion in the event that the value of the security sold short increases.  The Fund will receive the net proceeds after it closes out the short position by replacing the borrowed security.  Until the Fund closes the short position, the Fund also must maintain a segregated account with its custodian consisting of cash or other high-grade liquid securities in an amount at least equal to (i) the current market value of the security sold short, (ii) less any collateral deposited with the broker (not including the proceeds of the short sale).  The assets in the segregated account are marked to market daily.  The collateral held by the broker and the segregated account with the custodian will not necessarily limit the Fund's potential loss on a short sale, which is unlimited.

The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a gain if the price of the security declines between those dates.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividend, interest or expenses the Fund may be required to pay in connection with the short sale.  There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price.

T. Structured Instruments.  Structured instruments are debt securities issued by agencies and instrumentalities of the U.S. government (such as Ginnie Mae, Fannie Mae and Freddie Mac), banks, municipalities, corporations and other businesses whose interest and/or principal payments are indexed to certain specific foreign currency exchange rates, interest rates, or one or more other referenced indices.  Structured instruments are commonly considered to be derivatives.

The terms of such structured instruments provide that their principal and/or interest payments are adjusted upwards or downwards to reflect changes in the reference index while the structured instruments are outstanding.  In addition, the reference index may be used in determining when the principal is redeemed.  As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the reference index and the effect of changes in the reference index on principal and/or interest payment.

While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks.  Structured instruments may be less liquid that other debt securities, and the price of structured instruments may be more volatile.  If the value of the reference index changes in a manner other than that expected by the Fund's Adviser, principal and/or interest payments on the structured instrument may be substantially less than expected (and in fact, the instrument may in some cases stop paying interest).  In addition, although structured instruments may be sold in the form of a corporate debt obligation, they may not have some of the protection against counterparty default that may be available with respect to publicly traded debt securities (i.e., the existence of a trust indenture).  Because structured instruments may be individually negotiated, they remain the obligation of the respective counterparties, and there is a risk that a counterparty will be unable to meet its obligations under a particular instrument.  If a counterparty defaults on a structured instrument with the Fund, the Fund may suffer a loss.  Finally, the market price of the structured instrument may vary based on the price movements of the reference index and fluctuations in the market.

In some cases, depending on the terms of the reference index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero.  However, the Fund will not invest in structured instruments if the terms of the structured instrument provide that the Fund may be obligated to pay more than its initial investment in the structured instrument, or to repay any interest or principal that has already been collected or paid back.

Structured instruments that are registered under the federal securities laws may be treated as liquid.  However, many structured instruments may not be registered under the federal securities laws.  In that event, the Fund's ability to resell such structured instruments may be more limited than its ability to sell other securities.  The Fund will treat such structured instruments as illiquid, and will limit its investment in such instruments to no more than 15% of the Fund's net assets, when combined with other illiquid investments.

U. Reverse Repurchase Transactions.  The Fund enter may into reverse repurchase transactions.  In a reverse repurchase transaction, the Fund concurrently agrees to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase the same securities at a later date at a mutually agreed upon price.  The repurchase price generally is equal to the original sales price plus interest.  The Fund retains record ownership of the securities and the right to receive interest and principal payments.  The Fund will enter into a reverse repurchase transaction in order to obtain funds to pursue additional investment opportunities with a return in excess of the cost of the reverse repurchase transaction.  Such transactions may increase fluctuations in the market value of Fund assets and may be viewed as a form of leverage.  Reverse purchase transactions also involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities.  In the event of bankruptcy or other default by the purchaser, the Fund could experience both delays in repurchasing the portfolio securities and losses.  The Fund will enter into reverse purchase transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

Reverse repurchase transactions are considered by the SEC to be borrowings by a Fund under the 1940 Act.  At the time the Fund enters into a reverse purchase transaction, it will direct its custodian to place in a segregated account assets (such as cash or liquid securities consistent with the Fund’s investment restrictions) having a value equal to the repurchase price (including accrued interest).  The Fund will monitor the account to ensure that the market value of the account equals the amount of the Fund's commitments to repurchase securities.

INVESTMENT LIMITATIONS

A. Fundamental.  The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund.  As used in the Prospectus and the Statement of Additional Information, the term “majority” of the outstanding shares of the Fund means the lesser of:  (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.  Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

(1) Borrowing Money.  The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.  This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

(2) Senior Securities.  The Fund will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

(3) Underwriting.  The Fund will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

(4) Real Estate.  The Fund will not purchase or sell real estate.  This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate.  This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

(5) Commodities.  The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

(6) Loans.  The Fund will not make loans to other persons, except:  (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

(7) Concentration.  The Fund will not invest 25% or more of its total assets in a particular industry.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

(8) Diversification.  The Fund will not invest in the securities of any issuer if, immediately after such investment, less than 75% of the total assets of the Fund will be invested in cash and cash items (including receivables), Government securities, securities of other investment companies or other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken.  This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.  However, this does not mean that the Fund may acquire another investment company under circumstances which would cause the resulting company to be in violation of the 1940 Act.

B. Non-Fundamental.  The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations”  - “Fundamental” above).

(1) Pledging.  The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

(2) Borrowing.  The Fund will not purchase any security while borrowings (including reverse repurchase transactions) representing more than one third of its total assets are outstanding.

(3) Margin Purchases.  The Fund will not purchase securities or evidences of interest thereon on “margin.”  This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

(4) Illiquid Investments.  The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

THE INVESTMENT ADVISER

The Fund’s investment Adviser is Wertz York Capital Management Group, LLC, 5502 North Nebraska Avenue, Tampa, Florida 33604 (the “Adviser”).  Together, Mitchell P. York and M. Brent Wertz own 100% of, and may be deemed to control, Wertz York Capital Management Group, LLC.

Under the terms of the management agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to approval of the Board of Trustees.  As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund.  The Adviser pays all operating expenses of the fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expense on securities sold short), fees and expenses of the non-interested person Trustees, extraordinary expenses and expenses incurred pursuant to Rule 12b-1 under the 1940 Act, if any.  The Adviser has contractually agreed to waive fees and/or reimburse expenses to limited Fund expenses through April 30, 2011 as follows: (a) to waive management fees and/or reimburse the Fund for expenses it incurs in connection with Class I, but only to the extent necessary to maintain the total annual operating expenses of Class I (excluding shareholder service fees; brokerage costs; borrowing costs, such as (i) interest and (ii) dividends on securities sold short; taxes; rating agency fees; fees and expenses for audit and non-audit services provided by independent public accountants; legal fees and expenses; insurance expenses; custody fees and transactional custody expenses; securities pricing expenses; fees and expenses of the non-interested person Trustees; compliance expenses, including fees and expenses of the Chief Compliance Officer; indirect expenses, such as expenses incurred by other investment companies in which the Fund invests; and extraordinary expenses) at 0.35% of its average daily net assets for that period; and (b) to waive management fees and shareholder service fees and/or reimburse the Fund for expenses it incurs in connection with Class Y, but only to the extent necessary to maintain the total annual operating expenses of Class Y (excluding shareholder service fees; brokerage costs; borrowing costs, such as (i) interest and (ii) dividends on securities sold short; taxes; rating agency fees; fees and expenses for audit and non-audit services provided by independent public accountants; legal fees and expenses; insurance expenses; custody fees and transactional custody expenses; securities pricing expenses; fees and expenses of the non-interested person Trustees; compliance expenses, including fees and expenses of the Chief Compliance Officer; indirect expenses, such as expenses incurred by other investment companies in which the Fund invests; and extraordinary expenses) at 0.35% of its average daily net assets for that period; and to waive shareholder service fees and/or reimburse the Fund for shareholder service fees it incurs in connection with Class Y, but only to the extent necessary to maintain the shareholder service fees of Class Y at 0.05% of its average daily net assets for that period.  For the fiscal years ending December 31, 2007, 2008 and 2009, the Fund paid advisory fees of $783,931, $727,382 and $723,974, respectively, after waiver of management fees.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts.  If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders.  Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not.  The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

Portfolio Manager Compensation

Mr. Mitchell P. York and Mr. M. Brent Wertz (the “Portfolio Managers”) are the portfolio managers responsible for the day-to-day management of the Fund.  As of December 31, 2009, the Portfolio Managers were responsible for the management of the following types of accounts, not including the Fund:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	17	$234,108,700	0	$0

The Fund commenced operatiwons on February 7, 2005, after the reorganization of the Institutional Short-Term Government Bond Fund (the “Institutional Fund”), a series of AmeriPrime Advisors Trust, into the Fund.  The Fund is the Adviser’s only investment company client.  The Adviser also provides investment advice to 17 individual clients whose assets are invested in third party money market funds.  Because the investment objective and investment strategies of the Adviser’s investment company client and its individual clients are different, the Adviser believes that there are no material conflicts that may arise in connection with the Portfolio Managers’ management of the Fund’s investments.

The Portfolio Managers are compensated for their services by the Adviser.  The Portfolio Managers are the sole owners of the Adviser and their compensation includes a fixed salary and ownership distributions.  The Portfolios Managers’ salaries are subjectively determined at the beginning of each fiscal year based on anticipated monthly free cash flow from business operations.  Ownership distributions are paid out each quarter based on quarterly business profits.  The Portfolio managers do not receive bonuses or deferred compensation, although the Adviser does offer a 401(k) plan.

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Managers in the Fund as of December 31, 2009.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Mitchell P. York	$1-$10,000
M. Brent Wertz	$1-$10,000

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April [1], 2010, the following persons were the owners of more than 5% of the outstanding shares of the Fund:

to be updated

Name and Address	Amount Owned	Type of Ownership	Percentage Owned	Class
[Regions Bank TTEE Reunion East Comm. Dev. District Master Acct 2005 dated 3/1/2005 111 N. Orange Ave., Suite 750 Orlando, FL 32801-2316	2,214,815	Record	77.72%	Class I
District School Board of Pasco County, L 7227 Land O Lakes Blvd. Land O Lakes, FL 34638-2899	8,137,259	Record	44.22%	Class Y
The School Board of Polk County, FL P.O. Box 391 Barstow, FL 33831-0391	5,234,889	Record	28.45%	Class Y
The School Board of Pinellas County, FL 301 4th Street SW Largo, FL 33770-3536	3,643,284	Record	19.80%	Class Y
The School Board of Brevard County, FL 2700 Judge Fran Jamieson Way Viera, FL 32940-6601	1,384,894	Record	7.53%	Class Y
Jackson County School Board P.O. Box 5958 Marianna, FL 32447-5958	512,956	Record	18.00%	Class I]

Shareholders owning more than 25% of the shares of the Fund are considered to  “control” the Fund, as that term is defined under the 1940 Act.  Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.

Management Ownership

As of April [1], 2010, all officers and Trustees as a group owned less than [1]% of the Class I shares and less than [1]% of the Class Y shares.

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed.  The address for each Trustee and officer is 5502 North Nebraska Avenue, Tampa, FL 33604.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address and Date of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee
M. Brent Wertz[1] 1969	Trustee/Treasurer/ Secretary	Since 2004- indefinite term	Investment Adviser, Wertz York Capital Management Group LLC	1	Director-Three Strand Cord, Inc., Director-Huston Wertz Properties, LLC
Mitchell York 1967	President	Since 2004- indefinite term	Investment Adviser, Wertz York Capital Management Group LLC	NA	NA
David E. Scott 1971	Chief Compliance Officer	Since 2008- indefinite term
Managing Member, D.E. Scott & Associates, LLC (December 2005-present) (compliance consulting firm); Chief Compliance Officer, Strategic Value Partners, LLC (August 2004 -December 2005) (hedge fund); Managing Director, IMRC Group (August 2003-August 2004) (compliance consulting firm).
				NA	NA

1  Mr. Wertz is an “interested person” of the Trust because he is an officer of the Trust.  In addition, he may be deemed to be an “interested person” of the Trust because he has an ownership interest in Wertz York Capital Management Group, LLC, the investment Adviser to the Fund.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act (“disinterested Trustee”).

Name, Address and Date of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee
Randy K. Sterns 1952	Trustee	Since 2004- indefinite term	Attorney - Bush, Ross, P.A.	1	None
Tammy Evans 1970	Trustee	Since 2004- indefinite term	Vice President - Marriott Vacation Club International, Inc.	1	None
Douglas Conner 1942	Trustee	Since 2004- indefinite term	Managing partner - Conner Properties and Conner Land, Ltd.; Chairman - J. W. Conner & Sons, Inc.; Chairman - Delta Asphalt Paving Co.; Chairman - Florida Midstate Realty; V.P. Clear Springs Land Co., LLC	1	Canterbury Tower, Inc.

The Trust’s Audit Committee consists of Mr. Sterns, Ms. Evans and Mr. Conner.  The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund’s independent registered public accounting firm and the full Board of Trustees.  The Trust’s Audit Committee held 4 meetings during the fiscal year ended December 31, 2009.

Those Trustees who are officers or employees of the Adviser, Administrator or Distributor, or their affiliates, receive no remuneration from the Fund. Each disinterested Trustee receives a fee from the Fund for each regular quarterly and in-person special meetings of the Board of Trustees attended. Each disinterested Trustee receives $4,000 per year for serving as a trustee of the Fund and $1,000 for each meeting attended in excess of four meetings per year.  The chairperson of the Audit Committee receives an additional $1,000 per year.  In addition, each disinterested Trustee may be reimbursed for expenses incurred in connection with attending meetings.

The following  table describes the compensation paid to the Trustees for the last full fiscal year.  Trustees of the Fund who are deemed “interested persons” of the Trust receive no compensation from the Fund.

Name of Person, Position	Aggregate Compensation From Fund
M. Brent Wertz	None
Randy K. Sterns, Trustee	$4,000
Tammy Evans, Trustee	$5,000
Douglas Conner, Trustee	$4,000

As of December 31, 2009, the Trustees beneficially owned the following amounts of the Fund:

Name of Trustee	Dollar Range of Securities In The Fund	Aggregate Dollar Range or Securities in All Registered Investment Companies Overseen by the Trustee in Family of Investment Companies[1]
M. Brent Wertz	$1-$10,000	$1-$10,000
Randy K. Sterns	None	None
Tammy Evans	None	None
Douglas Conner	None	None
1 The “Family of Investment Companies” consists solely of the Trust.

CODE OF ETHICS

Pursuant to the requirements of Rule 17j-1 under the 1940 Act and in order to protect against certain unlawful acts, practices and courses of business by certain individuals or entities related to the Fund, the Fund, Quasar Distributors, LLC. and the Adviser have adopted a Code of Ethics and procedures for implementing the provisions of the Code. The personnel of the Fund and the Adviser are subject to the code of ethics when investing in securities that may be purchased, sold or held by the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions.  In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.  The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.  The Adviser may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.  However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Fund’s Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided.  The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.  During the fiscal years ended December 31, 2007, 2008 and 2009, the Fund paid brokerage commissions of $49,293, $73,082 and $80,028, respectively.  During the fiscal year ended December 31, 2009, the Adviser directed brokerage transactions in the amount of $47,950,494 to a broker because of research services provided.  The Fund paid commissions of $72,442 in connection with such directed brokerage.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts.  The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts.  Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund.  Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received.  It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available.  Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker.  Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined (“blocked”) basis.  Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction.  If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security.  Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time.  In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The allocation may be adjusted by the Adviser, taking into account such factors as the size of the individual orders and transaction costs, when the Adviser believes an adjustment is reasonable.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters.  The  Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters.  The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge.  This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

The Fund has an ongoing relationship with third party servicing agents to release portfolio holdings information on a daily basis in order for those parties to perform their duties on behalf of the Fund.  These third party servicing agents are the Adviser, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian.  The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers.  The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed.  For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.  This information is disclosed to third parties under conditions of confidentiality.  “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential.  The Fund believes, based upon its size and history, that these are reasonable procedures to protect the confidentiality of the Fund’s portfolio holdings and will provide sufficient protection against personal trading based on the information.

Additionally, the Fund has ongoing arrangements to release portfolio holdings to Standard & Poor’s (“S&P”) in order for S&P to assign a rating or ranking to the Fund.  In these instances portfolio holdings will be supplied within approximately 15 days after the end of the month.  Information released to S&P is provided pursuant to an agreement to keep the information confidential.

Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the prior authorization of the Chief Compliance Officer and the specific approval of the Board.  The Adviser must submit any proposed arrangement pursuant to which the Adviser intends to disclose the Fund’s portfolio holdings to the Board, which will review the arrangement to determine (i) whether it is in the best interests of Fund shareholders, (ii) whether the information will be kept confidential and (iii) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, or any affiliated person of the Fund or the Adviser. Additionally, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.

DETERMINATION OF SHARE PRICE

The price (net asset value) of the shares of the Fund is determined as of 4:00 p.m., Eastern time on each day the New York Stock Exchange is open for business.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

REDEMPTION IN KIND

The Fund does not intend to redeem shares in any form except cash.  However, if the amount you are redeeming during any 90-day period is over the lesser of $250,000 or 1% of the Fund's net asset value, pursuant to an election under Rule 18f-1 filed by the Trust on behalf of the Fund, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund's net asset value in securities instead of cash.  In the event that an in-kind distribution is made, a shareholder may have difficulty selling securities received from the Fund if they are thinly traded or illiquid, and may incur additional expenses, such as the payment of brokerage commissions, on their sale or other disposition.

ADDITIONAL TAX INFORMATION

The Fund intends to qualify as a regulated investment company, or “RIC”, under the Internal Revenue Code of 1986, as amended (the “Code”).  Qualification generally will relieve the Fund of liability for federal income taxes.  If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders).  In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and would be eligible for the dividends-received deduction for corporations.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.  As of December 31, 2009, the Fund had available for federal tax purposes an unused capital loss carryforward of $6,854,665, of which $703,865 expires in 2012, $724,416 expires in 2014, $1,563,354 expires in 2015, $115,204 expires in 2016 and $3,747,826 expires in 2017.

FUND SERVICES

U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, acts as the Fund’s transfer agent.  U.S. Bancorp Fund Services maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions.  In addition, U.S. Bancorp Fund Services provides the Fund with fund accounting services, which include the maintenance of accounting books and records, daily accounting, the provision of certain monthly reports, record-keeping and other management-related services.  Finally, U.S. Bancorp Fund Services also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities.  For these transfer agent, fund accountant and administrative services, U.S. Bancorp Fund Services receives an annual fee from the Adviser equal to either $90,000 or 0.06% of the average daily net assets of the Fund, whichever is greater.  The fee is payable on a monthly basis.  For the fiscal year ending December 31, 2007, U.S. Bancorp Fund Services received $130,483 from the Adviser for its services; and for the fiscal year ending December 31, 2008, U.S. Bancorp Fund Services received $128,229 from the Adviser for its services; and for the fiscal year ending December 31, 2009, U.S. Bancorp Fund Services received $139,993 from the Adviser for its services.

Citco Mutual Fund Services, Inc. (“Citco Mutual Fund Services”), 83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355, served as the Fund’s transfer agent from February 7, 2005 to January 22, 2007.  For the fiscal year ending December 31, 2007, Citco Mutual Fund Services received $21,305 from the Adviser for its services.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen Fund Audit Services, Ltd., 800 Westpoint Parkway, Suite 1100, Westlake, Ohio, 44145 has been selected as independent registered public accounting firm for the fiscal year ending December 31, 2010  Cohen Fund Audit Services, Ltd. performs an annual audit of the Fund’s financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202, (the “Distributor”), is the exclusive agent for distribution of shares of the Fund.  The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares.  Shares of the Fund are offered to the public on a continuous basis.  For the fiscal year ending December 31, 2007, the Adviser paid $8,545 to Quasar Distributors, LLC for distribution services; for the fiscal year ending December 31, 2008, the Adviser paid $10,006 to Quasar Distributors, LLC for distribution services; and for the fiscal year ending December 31, 2009, the Adviser paid $10,137 to Quasar Distributors, LLC for distribution services..

The Adviser may, out of its own assets, pay for certain expenses incurred in connection with the distribution of Fund Shares. In particular, the Adviser may make payments out of its own assets to sales representatives and broker-dealers in connection with sales of Fund shares.

From the period February 7, 2005 to January 22, 2007, Citco Mutual Fund Distributors, Inc., 83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355 (“Citco Mutual Fund Distributors”), served as the exclusive agent for distribution of shares of the Fund.  For the fiscal year ended December 31, 2007, the Adviser paid $403 to Citco Mutual Fund Distributors for distribution services.

CUSTODIAN

U.S. Bank, N.A., 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as custodian for the Fund's cash and securities. The custodian acts as the Fund's depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

PROXY VOTING POLICIES

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Funds to the Funds' Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of a Fund’s shareholders, and those of the Adviser or an affiliated person of the Adviser. In such a case, the Trust's policy requires that the Adviser abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the applicable Fund's vote will be cast.

The Adviser's policies and procedures state that the Adviser generally relies on the individual portfolio manager(s) to make the final decision on how to cast proxy votes. When exercising its voting responsibilities, the Adviser's policies call for an emphasis on (i) accountability of management of the company to its board, and of the board to the company's shareholders, (ii) alignment of management and shareholder interests and (iii) transparency through timely disclosure of important information about a company's operations and financial performance. While no set of proxy voting guidelines can anticipate all situations that may arise, the Adviser has adopted guidelines describing the Adviser's general philosophy when proposals involve certain matters. The following is a summary of those guidelines:

•
Electing a board of directors - a board should be composed primarily of independent directors, and key board committees should be entirely independent. The Adviser generally supports efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time;

•	Approving independent registered public accounting firm - the relationship between a company and its independent registered public accounting firm should be limited primarily to the audit engagement;

•
Providing equity-based compensation plans - appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, the Adviser is opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features;

•
Corporate voting structure - shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company's by-laws by a simple majority vote. The Adviser opposes super-majority requirements and generally supports the ability of shareholders to cumulate their votes for the election of directors; and

•
Shareholder rights plans - shareholder rights plans, also known as poison pills, may tend to entrench current management, which the Adviser generally considers to have a negative impact on shareholder value.

MORE INFORMATION.  The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request by calling toll-free, 1-866-329-CORE (2673), or by accessing the SEC's website at www.sec.gov.  In addition, a copy of the Funds' proxy voting policies and procedures are also available by calling 1-866-329-CORE (2673) and a copy will be sent within three business days of receipt of a request.

SHAREHOLDER SERVICES PLANS

The Fund has adopted a shareholder services plan for each share class (collectively, the “Plans”) under which the Fund may incur expenses related to services provided to shareholders.  Payments under each Plan are made to the Adviser, which uses them to manage the provision of support services to shareholders of the applicable share class.  Support services include, but are not limited to:  (i) responding to shareholder inquiries of a general nature regarding the Fund; (ii) meeting or speaking with shareholders or their representatives to discuss the Fund, explain options relating to the Fund, explain shareholder statements, explain the Fund’s performance, answer questions about the Fund or discuss any other matter relevant to the shareholder’s investment in the Fund; (iii) responding to shareholder inquiries and requests regarding the Prospectus, the Statement of Additional Information, shareholder reports, notices, proxies and proxy statements, and other Fund documents; (iv) assisting shareholders in changing account options, account designations and account addresses; and (v) providing such other similar services as the Trust or a shareholder may reasonably request that are deemed necessary or beneficial to shareholders.  The Adviser may provide such services directly, or may arrange for such services to be provided by another entity that has a servicing relationship with one or more shareholders.  The amount payable by each class under its Plan is 0.25% of its average daily net assets for the year.  The Plans are compensation plans, which means that payments are made to the Adviser regardless of its shareholder servicing expenses actually incurred.  Therefore, payments under a Plan may exceed shareholder service expenses incurred pursuant to the Plan, and the Adviser is permitted to retain the excess.  However, payments under the Plans are operating expenses of the Fund that the Adviser is obligated to pay under the Agreement described above.

FINANCIAL STATEMENTS

            The financial statements and independent registered public accountants’ report required to be included in the Statement of Additional Information are hereby incorporated by reference to the WY Fund’s Annual Report to the shareholders for the period ended December 31, 2009.  You can obtain the Annual Report without charge by calling the Fund at 1-866-329-CORE (2673).

PART C - OTHER INFORMATION

Item 28. Exhibits

(a)
Declaration of Trust dated October 20, 2004 is incorporated by reference to Exhibit 23(a) to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on November 18, 2005.

(b)	By-Laws are incorporated by reference to Exhibit 23(b) to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on November 18, 2005.

(c)	Instruments Defining Rights of Security Holders - None, other than Declaration of Trust.

(d)	Management Agreements.

(i) Management Agreement dated as of February 4, 2005 between the Registrant and Wertz York Capital Management is incorporated by reference to Exhibit 23(d) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on January 28, 2005.

(ii) Management Agreement dated as of February 22, 2008 between the Registrant and Wertz York Capital Management reflecting change of address is incorporated by reference to Exhibit 23(d)(ii) to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on April 28, 2008.

(e)
Distribution Agreement dated as of January 19, 2007 between the Registrant and Quasar Distributors, LLC is incorporated by reference to Exhibit 23(e) to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 2, 2007.

(f)	Bonus or Profit Sharing Contracts - None

(g)
Custody Agreement dated as of January 19, 2007 between the Registrant and U.S. Bank National Association is incorporated by reference to Exhibit 23(g) to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 2, 2007.

(h)	Other Material Contracts.

(i) Shareholder Services Plan Class I is filed herewith.

(ii) Shareholder Services Plan Class Y is filed herewith.

(i)
Opinion of counsel is incorporated by reference to Exhibit 22(i) to the Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on January 28, 2005.

(j)	Consents.

(i)	Consent of Thompson Hine LLP is filed herewith.

(ii)	Consent of Cohen Fund Audit Services, Ltd. is filed herewith.

(k)	Omitted Financial Statements - None

(l)	Investment Letter of Initial Shareholder - None.

(m)
Rule 12b-1 Plan is incorporated by reference to Exhibit 23(m) to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on April 21, 2007.

(n)	Rule 18f-3 Plan. Third Amended and Restated Rule 18f-3 Plan is filed herewith.

(o)	Reserved

(p)	Code of Ethics.

(i)
WY Funds’ Code of Ethics is incorporated by reference to Exhibit 23(p)(i) to the Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on January 28, 2005.

(ii)
Wertz York Capital Management Code of Ethics is incorporated by reference to Exhibit 22(p)(ii) to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on November 18, 2005.

(iii)
Wertz York Capital Management Personal Securities Transactions Policy – Personal Securities Transactions Policy is incorporated by reference to Exhibit 23(p)(iii) to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission  on November 18, 2005.

(iv)
Quasar Distributors, LLC Code of Ethics is incorporated by reference to Exhibit 23(p)(iv) to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on March 2, 2007.

(q)
Powers of Attorney of the Registrant (and a Certificate with respect thereto) and the Trustees and Officers of the Registrant are incorporated by reference to Exhibit 23(q) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on January 28, 2005.

Item 29. Persons Controlled by or Under Common Control With the Fund.

None.

Item 30.  Indemnification

(a)  Article VI of the Registrant’s Declaration of Trust provides for indemnification of officers and Trustees as follows:

Section 6.4  Indemnification of Trustees, Officers, etc.  Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Section 6.5  Advances of Expenses.  The Trust shall advance attorneys’ fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended.  In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

Section 6.6  Indemnification Not Exclusive, etc.  The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled.  As used in this Article VI, “Covered Person” shall include such person’s heirs, executors and administrators.  Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

(b)  The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy.  The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its advisers, among others.  Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

(c)  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Ohio law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser

None.

Item 32. Principal Underwriters

(a) To the best of Registrant’s knowledge, Quasar Distributors, LLC, the Registrant’s distributor, also acts as distributor for the following funds:

Academy Funds Trust	Jensen Portfolio, Inc.
Advisors Series Trust	Keystone Mutual Funds
Allied Asset Advisors Funds	Kiewit Investment Fund, LLLP
Alpine Equity Trust	Kirr Marbach Partners Funds, Inc.
Alpine Income Trust	LKCM Funds
Alpine Series Trust	Masters' Select Funds Trust
Artio Global Funds	Matrix Advisors Value Fund, Inc.
Brandes Investment Trust	Monetta Fund, Inc.
Brandywine Blue Funds, Inc.	Monetta Trust
Bridges Investment Fund, Inc.	MP63 Fund, Inc.
Buffalo Funds	Nicholas Family of Funds, Inc.
Country Mutual Funds Trust	Permanent Portfolio Family of Funds, Inc.
Empiric Funds, Inc.	Perritt Funds, Inc.
First American Funds, Inc.	Perritt Microcap Opportunities Fund, Inc.
First American Investment Funds, Inc.	PineBridge Mutual Funds
First American Strategy Funds, Inc.	PRIMECAP Odyssey Funds
Fort Pitt Capital Funds	Professionally Managed Portfolios
Glenmede Fund, Inc.	Prospector Funds, Inc.
Glenmede Portfolios	Purisima Funds
Greenspring Fund, Inc.	Quaker Investment Trust
Guinness Atkinson Funds	Rainier Investment Management Mutual Funds
Harding Loevner Funds, Inc.	Rockland Funds Trust
Hennessy Funds Trust	Thompson Plumb Funds, Inc.
Hennessy Funds, Inc.	TIFF Investment Program, Inc.
Hennessy Mutual Funds, Inc.	Trust for Professional Managers
Hennessy SPARX Funds Trust	USA Mutuals Funds
Hotchkis & Wiley Funds	Wexford Trust
Intrepid Capital Management Funds Trust	Wisconsin Capital Funds, Inc.
Jacob Funds, Inc.	WY Funds

(b)  To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike(1)	President, Board Member	None
Andrew M. Strnad(2)	Secretary	None
Joe D. Redwine(1)	Board Member	None
Robert Kern(1)	Board Member	None
Eric W. Falkeis(1)	Board Member	None
Susan LaFond(1)	Treasurer	None
Teresa Cowan(1)	Assistant Secretary	None
(1) This individual is located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202. (2) This individual is located at 6602 East 75th Street, Indianapolis, Indiana, 46250.

(c) The following table sets forth the commissions and other compensation received, directly or indirectly, from the Funds during the last fiscal year by the principal underwriter who is not an affiliated person of the Funds.

Name of Principal Underwriter	Net Underwriting Discounts and Commission	Compensation on Redemption and Repurchases	Brokerage Commissions	Other Compensation
Quasar Distributors, LLC	None	None	None	None

Item 33. Location of Accounts and Records

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant and the Transfer Agent at 615 East Michigan Street, Milwaukee, WI 53202-5297, except that all records relating to the activities of the Fund’s Custodian are maintained at the office of the Custodian, U.S. Bank National Association.

Item 34. Management Services

None.

Item 35. Undertakings

None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 9 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati and State of Ohio, on the 26th day of February, 2010.

WY Funds

By:	/s/ Donald S. Mendelsohn
Donald S. Mendelsohn Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Mitchell York*, President (Principal Executive Officer)
M. Brent Wertz*, Trustee and Treasurer (Principal Financial Officer/Principal Accounting Officer)
Randy K. Sterns*, Trustee
Tammy Evans*, Trustee
Douglas Conner*, Trustee

*By:	/s/ Donald S. Mendelsohn
Donald S. Mendelsohn Attorney-in-Fact February 26, 2010

Exhibit Index

1.	Shareholder Services Plan Class I	28(h)(i)
2.	Shareholder Services Plan Class Y	28(h)(ii)
3.	Consent of Thompson Hine LLP	28(j)(i)
4.	Consent of Cohen Fund Audit Services, Ltd.	28(j)(ii)
5.	Third Amended and Restated Rule 18f-3 Plan	28(n)